December 8, 2000

                Delaware Growth Stock Fund

         Supplement to Prospectus dated June 29, 2000


The following replaces the information on page 7 of the Prospectus in the section entitled "Who manages the Fund":

Investment manager

Delaware Growth Stock Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Voyageur Asset Management LLC ("VAM") provides sub-advisory services with respect to the Fund. VAM is responsible for day-to-day management of the Fund's assets. Delaware Management Company administers the Fund's business affairs and has ultimate responsibility for all investment advisory services for the Fund. Delaware Management Company also supervises VAM's performance. For their services, the manager and VAM were paid an aggregate fee of 0.65% of average daily net assets for the last fiscal
year.   Pursuant to the current agreement between Delaware
Management Company and VAM that became effective on December 8, 2000, VAM receives no compensation for providing sub-advisory services with respect to the Fund.

Portfolio managers

Effective as of December 8, 2000, Michael Lee and Jerold
Stodden assumed day-to-day portfolio management responsibility for Delaware Growth Stock Fund.

Michael Lee, CFA, Vice President and Senior Portfolio Manager. Mr. Lee is the Chairman of the Large Cap Core Equity Committee and has served as primary equity analyst for VAM's High Quality Growth Equity strategy since 1993. Also, he has been responsible for developing VAM's tax-advantaged equity strategy firmwide. Prior to joining VAM in 1993, he was a Strategic Systems Developer for Northwest Airlines. Mr. Lee earned a BA from DePauw University and an MBA from the University of Minnesota. He is also a Chartered Financial Analyst.

Jerold  Stodden, CFA, Vice President and Senior Portfolio
Manager. Mr. Stodden came to VAM in 1999 as part of the Large Cap Growth Equity team joining VAM from Chicago Trust
Company. He is a 33-year industry veteran and had been with Chicago Trust for his entire career. He last served that advisor as a Senior Portfolio Manager, and had previously served as Director of Equity Research and as an Equity
Analyst. Along with fellow portfolio manager Nancy Scinto, Mr. Stodden also managed the Alleghany/Chicago Trust Growth and Income Fund, which held a Morningstar five-star rating during their tenure. He holds a BA from Western Michigan
University, an MBA from Indiana University, and is a Chartered Financial Analyst.

The date of this Supplement is December 8, 2000.

                     December 8, 2000

                Delaware Growth Stock Fund

      Supplement to the Statement of Additional Information
                    dated June 29, 2000

The following replaces the first paragraph on page 62 of the Statement of Additional Information in the section entitled
"Investment Management Agreement and Sub-Advisory
Agreement":

Delaware Management Company (the "Manager"), located at
One Commerce Square, Philadelphia, PA 19103, furnishes investment management services to the Funds, subject to the supervision and direction of Mutual Funds III's Board of Trustees. Voyageur Asset Management LLC ("VAM"), located at 90 South Seventh Street, Suite 4400, Minneapolis, MN 55402, provides sub-advisory services to Delaware Growth Stock Fund and is responsible for the day-to-day investment management of the Fund.

The following replaces the last paragraph on page 63 of the Statement of Additional Information in the section entitled
"Investment Management Agreement and Sub-Advisory
Agreement":

Pursuant to the terms of an agreement with the Manager, VAM participates in the management of Delaware Growth Stock Fund's assets, is responsible for day-to-day investment management of the Fund, makes investment decisions for the Fund in accordance with the Fund's investment objectives and stated policies and places orders on behalf of the Fund to effect the investment decisions made. The Manager continues to have ultimate responsibility for all investment advisory services in connection with the management of the Fund pursuant to the Investment Management Agreement and supervises VAM's performance of such services. Prior to December 8, 2000, the Manager paid VAM an annual sub-advisory fee equal to 0.325% of Delaware Growth Stock Fund's average daily net assets. For the fiscal years ended April 30, 2000 and 1999, VAM was paid $163,873 and $151,020, respectively, under the previous sub-advisory agreement. Pursuant to the current agreement between the Manager and VAM that became effective on December 8, 2000, VAM receives no compensation for providing sub-advisory services with respect to the Fund.

The following is added as the second paragraph on page 65 of the Statement of Additional Information in the section entitled "Investment Management Agreement and Sub-Advisory
Agreement":

Effective on December 8, 2000, VAM became a wholly owned subsidiary of Dain Rauscher Corporation. Dain Rauscher Corporation is a publicly traded company with various subsidiaries that provide investment advisory, brokerage and other financial services to individuals, institutions, corporations and governmental clients. This change in control of VAM constituted an "assignment" of VAM's previous sub-advisory agreement with the Manager with respect to Delaware Growth Stock Fund which, in turn, caused that agreement to terminate. The Manager and VAM subsequently entered into a new agreement pursuant to which VAM provides sub-advisory services with respect to the Fund.

The date of this Supplement is December 8, 2000.